Exhibit 99.1

Hillenbrand Completes Acquisition of the
Schenck Process Food and Performance
Materials Business, Accelerating Growth as a
Global Industrial Leader

•	Advances Hillenbrand’s long-term profitable growth strategy by increasing scale in food end market, particularly within attractive pet food sector

•	Adds complementary technologies and processing expertise and expands the product offerings and capabilities within Hillenbrand’s Advanced Process Solutions segment across existing key end markets including food, durable plastics, and chemicals

•	Expected to be accretive to Adjusted EPS within the first full year and deliver ROIC in excess of cost of capital by year five

BATESVILLE, Ind., Sept. 1, 2023 – /PR Newswire/ - Hillenbrand, Inc. (NYSE: HI) announced today that it has completed the acquisition of the Schenck Process Food and Performance Materials (“FPM”) business, from Schenck Process Group, a portfolio company of Blackstone, for an enterprise value of approximately $730 million.

“The completion of the FPM acquisition further strengthens our leadership position across attractive, growing end markets of food, durable plastics, and chemicals. This acquisition represents another step forward in the execution of our strategy to grow as a pure-play industrial company,” said Kim Ryan, President and CEO of Hillenbrand. “By combining the applications and systems processing expertise of FPM with our Advanced Process Solutions segment and deploying the Hillenbrand Operating Model, we are well-positioned to offer greater value to our customers and drive scale efficiencies. I am confident this transaction further positions us to deliver profitable growth and compelling long-term shareholder value.”

Headquartered in Kansas City, Missouri, FPM has over 1,300 employees globally and sells to customers in over 150 countries, with approximately 85% of revenues generated in North America. FPM specializes in the design, manufacturing, and service of feeding, filtration, baking, and material handling technologies and systems that are highly complementary to the equipment and solutions currently offered in Hillenbrand’s Advanced Process Solutions (APS) segment. Hillenbrand expects FPM to generate full calendar year 2023 revenue of approximately $540 million and approximately $68 million of EBITDA.

FPM joins Hillenbrand’s APS segment, which is focused on highly-engineered industrial processing solutions and aftermarket parts and service for a variety of end markets and applications, including durable plastics, recycling, and processed food.

About Hillenbrand

Hillenbrand (NYSE: HI) is a global industrial company that provides highly-engineered, mission-critical processing equipment and solutions to customers in over 100 countries around the world. Our portfolio is composed of leading industrial brands that serve large, attractive end markets, including durable plastics, food, and recycling. Guided by our Purpose — Shape What Matters For Tomorrow™ — we pursue excellence, collaboration, and innovation to consistently shape solutions that best serve our associates, customers, communities, and other stakeholders. To learn more, visit: www.Hillenbrand.com.

Disclosure Regarding Forward-Looking Statements

Throughout this release, we make a number of “forward-looking statements,” including statements regarding the FPM acquisition, such as statements about the anticipated benefits of the FPM acquisition, that are within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and that are intended to be covered by the safe harbor provided under these sections. As the words imply, these are statements about future sales, earnings, cash flow, results of operations, uses of cash, financings, ability to meet deleveraging goals, and other measures of financial performance or potential future plans or events, strategies, objectives, beliefs, prospects, assumptions, expectations, and projected costs or savings or transactions of the Company that might or might not happen in the future, as contrasted with historical information. Forward-looking statements are based on assumptions that we believe are reasonable, but by their very nature are subject to a wide range of risks. If our assumptions prove inaccurate or unknown risks and uncertainties materialize, actual results could vary materially from Hillenbrand’s expectations and projections.

Words that could indicate that we are making forward-looking statements include the following:

intend	believe	plan	expect	may	goal	would	project	position

become	pursue	estimate	will	forecast	continue	could	anticipate	remain

target	encourage	promise	improve	progress	potential	should	impact

This is not an exhaustive list, but is intended to give you an idea of how we try to identify forward- looking statements. The absence of any of these words, however, does not mean that the statement is not forward-looking.

Here is the key point: Forward-looking statements are not guarantees of future performance or events, and actual results or events could differ materially from those set forth in any forward-looking statements. Any number of factors, many of which are beyond our control, could cause our performance to differ significantly from what is described in the forward-looking statements. These factors include, but are not limited to: global market and economic conditions, including those related to the financial markets; the impact of contagious diseases, such as the outbreak of the novel strain of coronavirus (“COVID-19”) and the escalation thereof due to variant strains of the virus and the societal, governmental, and individual responses thereto, including supply chain disruptions, loss of contracts and/or customers, erosion of some customers’ credit quality, downgrades of the Company’s credit quality, closure or temporary interruption of the Company’s or its suppliers’ manufacturing facilities, travel, shipping and logistical disruptions, domestic and international general economic conditions, such as inflation, exchange rates and interest rates, loss of human capital or personnel, and general economic calamities; risks related to the Russian Federation’s invasion of Ukraine and resulting geopolitical instability and uncertainty, which could have a negative impact on our ability to sell to, ship products to, collect payments from, and support customers in certain regions, in addition to the potential effect of supply chain disruptions that could adversely affect profitability; the risk of business disruptions associated with information technology, cyber-attacks, or catastrophic losses affecting infrastructure; the possibility of unanticipated costs or liabilities associated with the negative effects of the FPM acquisition, the Linxis Group SAS (“Linxis”) acquisition, or other acquisitions on the Company’s business, financial condition, results of operations and financial performance (including the ability of the Company to maintain relationships with its customers, suppliers and others with whom it does business); the possibility that the anticipated benefits from the FPM acquisition, the Linxis acquisition, and other acquisitions, including potential synergies and cost savings, cannot be realized by the Company in full or at all or may take longer to realize than expected, or the failure of the Company or any acquired company to achieve its plans and objectives generally; risks that the integrations of FPM, Linxis, or other acquired businesses disrupt current operations or pose potential difficulties in employee retention or otherwise adversely affect financial or operating results; increasing competition for highly skilled and talented workers as well as labor shortages; our level of international sales and operations; the impact of incurring significant amounts of indebtedness and any inability of the Company to respond to changes in its business or make future desirable acquisitions; the ability of the Company to comply with financial or other covenants in debt agreements; cyclical demand for industrial capital goods; impairment charges to goodwill and other identifiable intangible assets; competition in the industries in which we operate, including on price; impacts of decreases in demand or changes in technological advances, laws, or regulation on the revenues that we derive from the plastics industry; our reliance upon employees, agents, and business partners to comply with laws in many countries and jurisdictions; increased costs, poor quality, or unavailability of raw materials or certain outsourced services and supply chain disruptions; the dependence of our business units on relationships with several large customers and providers; the impact to the Company’s effective tax rate of changes in the mix of earnings or tax laws and certain other tax- related matters; exposure to tax uncertainties and audits; involvement in claims, lawsuits and governmental proceedings related to operations; uncertainty in the United States political and regulatory environment or global trade policy; adverse foreign currency fluctuations; labor disruptions; and the effect of certain provisions of the Company’s governing documents and Indiana law that could decrease the trading price of the Company’s common stock. Shareholders, potential investors, and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. For a more in-depth discussion of certain factors that could cause actual results to differ from those contained in forward-looking statements, see the discussions under the heading “Risk Factors” in Part I, Item 1A of Hillenbrand’s Form 10-K for the year ended September 30, 2022, filed with the Securities and Exchange Commission ("SEC") on November 16, 2022, and in Part II, Item 1A of Hillenbrand’s Form 10-Q for the quarter ended June 30, 2023, filed with the SEC on August 2, 2023. The forward-looking information in this release speaks only as of the date hereof, and we assume no obligation to update or revise any forward-looking information.

Note Regarding Certain Financial Information

FPM’s expected calendar year 2023 revenue and EBITDA are based on unaudited prospective financial information prepared and provided to Hillenbrand by FPM. FPM’s actual results could differ materially from these projections. In addition, FPM’s financial statements are prepared in accordance with International Financial Reporting Standards (“IFRS”), which differs in certain material respects from US generally accepted accounting principles (“US GAAP”). For instance, when compared to US GAAP, IFRS (i) allows for the capitalization and amortization of certain research and development costs rather than immediate expense recognition, and (ii) treats all leases as financing leases rather than operating or financing, each of which may impact EBITDA as presented thereunder. FPM defines EBITDA as net income before interest, income tax, depreciation, and amortization (in each case determined in accordance with IFRS). Thus, as permitted by Regulation G, Hillenbrand does not provide quantitative reconciliations of such forward- looking non-GAAP financial information to the comparable GAAP measure, because the impact and timing of these potential charges or gains is inherently uncertain and difficult to predict and is unavailable without unreasonable efforts. Such items could have a substantial impact on GAAP measures of Hillenbrand's financial performance. In addition, the Company believes such reconciliations would imply a degree of precision and certainty that could be confusing to investors.

CONTACTS

Investor Relations for Hillenbrand

Sam Mynsberge, Vice President, Investor Relations

Phone: 812-931-5036

Email: investors@hillenbrand.com

Corporate Communications for Hillenbrand

Marcia Kent, Manager, External Corporate Communications

Phone: 812-560-1617

Email: marcia.kent@hillenbrand.com